                                                                   EXHIBIT 10.13

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                               MAVERICK TUBE, L.P.


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE PARTNERSHIP OF ADVANCE NOTICE OF THE INTENDED SALE, TRANSFER OR OTHER DISPOSITION AND, IF REQUESTED BY THE GENERAL PARTNER, AN OPINION OF COUNSEL SATISFACTORY TO THE GENERAL PARTNER AND TO COUNSEL FOR THE PARTNERSHIP THAT REGISTRATION OF SUCH SALE, TRANSFER OR OTHER DISPOSITION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                        AGREEMENT OF LIMITED PARTNERSHIP

                             OF MAVERICK TUBE, L.P.


         This Agreement of Limited Partnership is entered into as of this 30th day of September 1997, by and among Maverick Tube Corporation, a Delaware corporation, as the general partner (referred to herein as "Maverick" or "General Partner"), and Maverick Investment Corporation, a Delaware corporation, as a limited partner (referred to herein as "MIC" or "Limited Partner").

         The Partnership was organized as a limited partnership pursuant to a Certificate of Limited Partnership for the Partnership on September 11, 1997 filed with Secretary of State of the State of Delaware with Maverick Tube Corporation, a Delaware corporation, as the sole General Partner and Maverick Investment Corporation as the sole Limited Partner. Simultaneously with the execution of this Agreement: (a) the General Partner is contributing the Partnership Transferred Assets to the Partnership (subject to Assumed
Liabilities) in exchange for a five percent (5%) general partnership interest (the "General Partnership Interest"); (b) the Partnership is assuming all of the Assumed Liabilities; and (c) the Limited Partner is contributing the MIC Transferred Assets to the Partnership in exchange for a ninety-five percent (95%) limited partnership interest (the "Limited Partnership Interest").

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the Partners wish to incorporate completely the agreement of the Partners.

ARTICLE I

DEFINITIONS

         In addition to the terms defined elsewhere in this Agreement, for purposes of this Agreement, the following terms shall have the meaning ascribed to them in this ARTICLE I. When the context requires, terms not otherwise defined herein which, when initially used, are within quotation marks and with the first letter of each word thereof (other than prepositions and articles capitalized) shall have the same meaning as ascribed to them in the Contribution Agreement.

         1.1 Agreement. This Agreement of Limited Partnership and all amendments thereof.

         1.2 Assignment and Assumption Agreements. The assignment and assumption agreements as contemplated by the Contribution Agreement, pursuant to which (i) the General Partner will transfer and assign the Partnership Transferred Assets to the Partnership (subject to the Assumed Liabilities), (ii) the Partnership will assume the Assumed Liabilities, and (iii) the Limited Partner will transfer and assign the MIC Transferred Assets to the Partnership.

         1.3 Assumed Liabilities. The Assumed Liabilities as set forth in the Contribution Agreement.

         1.4 Business. The manufacture, distribution and sale of steel pipe and tubular products heretofore conducted by Maverick at its Conroe, Texas and Hickman, Arkansas facilities, as modified from time to time consistent with the requirements of this Agreement.

         1.5 Capital Contribution. The Partnership Transferred Assets (subject to Assumed Liabilities) and the MIC Transferred Assets, contributed by the General Partner and Limited Partner respectively.

         1.6 Cash. Money and equivalents, such as checks, but only when collected, and bank transfers.

         1.7 Cash Available for Distribution. At any given time, all sums of Cash, or converted to Cash by the Partnership during the period, provided by the Business.

         1.8 Code. The Internal Revenue Code of 1986, as amended, or any successor statute or statutes constituting the United States tax laws.

         1.9 Contribution Agreement. The Restructure and Contribution Agreement among the parties hereto dated as of September 30, 1997 (the "Contribution Agreement").

         1.10 Delaware Limited Partnership Law. The Revised Uniform Limited Partnership Act as adopted in the State of Delaware.

         1.11 Dissolution Event. Any event affecting a General Partner which would result in the dissolution of the Partnership under the Delaware Limited Partnership Law.

         1.12 Expenses. The expenses of the Partnership required in order to operate the Partnership (including, without limitation, amounts set aside for working capital, and to pay taxes, insurance, debt service obligations and other costs and expenses incident to the operation of the Partnership).

         1.13 General Partner. The general partner of the Partnership, initially Maverick Tube Corporation, a Delaware corporation.

         1.14 Limited Partner. The limited partner of the Partnership, initially Maverick Investment Corporation, a Delaware corporation.

         1.15 Partners. The General Partner and the Limited Partner.

         1.16 Partnership. Maverick Tube, L.P., a Delaware limited partnership governed by the Agreement and the Delaware Limited Partnership Law.

         1.17 Regulation. The Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         1.18 Reserves. The sums which the General Partner, in its sole discretion, reasonably determines should be set aside for the payment of future Expenses (including capital expenditures) and for such other purposes as the General Partner, in its sole discretion, reasonably determines to be desirable for the Partnership.

         1.19 Successor General Partner. The successor to the General Partner appointed under Article VII of this Agreement.

         1.20 Transferred Assets. The Transferred Assets as set forth in the Contribution Agreement.

                                   ARTICLE II

              ORGANIZATION, OFFICE, TERM, LIMITATION ON LIABILITY,
                   LIMITED PARTNER POWERS AND REGISTERED AGENT

         2.1 Organization of the Partnership. The Partnership is organized as a limited partnership under the Delaware Limited Partnership Law, and the parties desire that the Partnership continue to qualify as a limited partnership. As otherwise required, the General Partner, on behalf of the Partnership and the Limited Partner, shall execute and file an amended certificate of limited partnership and all necessary or appropriate conforming certificates and documents and perform such other filing, recording, publishing and other acts as are necessary or appropriate to comply with all requirements for the formation and operation of a limited partnership in the State of Delaware and all other jurisdictions where the Partnership desires to conduct its Business. The General Partner shall cause the Partnership to comply with all requirements for the qualification of the Partnership as a limited partnership in any jurisdiction before the Partnership conducts its Business in the jurisdiction.

         2.2 Name and Principal Office. The name of the Partnership is "Maverick Tube, L.P." or such other name or names as the General Partner determines and designates by written notice to the Partners. The principal office of the Partnership shall be located at 400 Chesterfield Center, Second Floor,
Chesterfield, Missouri 63017, or such other place as the General Partner designates by written notice to the Limited Partner.

         2.3 Term. The existence of the Partnership commenced on September 11, 1997, and shall continue until December 31, 2050, unless terminated earlier pursuant to Section 8.1.

         2.4 Purposes.  The purposes of the Partnership shall be:

                  (a) To accept the Transferred Assets, subject to the Assumed Liabilities, and to own and operate the Business of the manufacture, distribution and sale of steel pipe and tubular products (the "Products"), heretofore conducted by Maverick at two manufacturing and distribution facilities, one located in Conroe, Texas and the other located in Hickman, Arkansas; and

                  (b) To conduct such other activities, including, without limitation, the borrowing of funds and pledging, hypothecation, assignment or other transfer or disposal of any property of the Partnership, the entering into contracts (including, without limitation, the Management Agreement with Maverick) and any other activity as may be necessary or appropriate to promote the purposes set forth in clause (a) above.

         2.5 Title to Partnership Assets. Title to the property of the Partnership, initially consisting of the Transferred Assets, will be held in the name of the Partnership.

         2.6 Admission of Limited Partner. The Partnership hereby admits the Limited Partner to the Partnership as a Limited Partner.

         2.7  Limited Partner.

                  (a) Limitation on Limited Partner's Liabilities. No Limited Partner shall be bound by or be personally liable for the expenses, liabilities or obligations of the Partnership, the General Partner or any other Limited Partner, and the liability of the Limited Partner shall be limited solely to its Capital Contributions. No Limited Partner shall be generally obligated to lend funds to the Partnership for any purpose.

                  (b) No Control of Business or Right to Act for  Partnership  -
Powers of Limited Partner. The Limited Partner, in its capacity as limited partner, shall not participate in the control of the Business of the Partnership, or have any right or authority to act on behalf of the Partnership or to sign for or bind the Partnership. The rights of the Limited Partner with respect to the Partnership shall be limited to those expressly set forth herein, or as required by the Delaware Limited Partnership Law. No salaries shall be paid to any Limited Partner as a limited partner of the Partnership.

                  (c) No Priority. No Limited Partner shall be entitled to any distribution or to withdraw from the Partnership or to demand the return of any contribution to the capital of the Partnership, except as specifically provided in this Agreement. No Limited Partner shall have the right to demand or receive property other than Cash as a distribution of income or capital. No Limited Partner shall have priority over any other Limited Partner either as to the return of any contribution to capital or as to distributions, except with respect to the additional distribution or as otherwise specifically provided in this Agreement.

         2.8 Registered Agent and Registered Office. The initial registered agent for the Partnership is The Corporation Trust Company, whose place of business is located at 1209 Orange Street, Wilmington, Delaware 19801. The General Partner shall give the Limited Partner prior written notice of any change in the registered agent or registered office of the Partnership.

                                   ARTICLE III

                              CAPITAL CONTRIBUTIONS

         3.1 General Partner Contributions. The General Partner will contribute the Partnership Transferred Assets to the Partnership in exchange for the entire General Partnership Interest in the Partnership.

         3.2 Limited Partner Contributions. The Limited Partner shall contribute the MIC Transferred Assets to the Partnership in exchange for the entire Limited Partnership Interest.

         3.3 Contribution Obligations. No Limited Partner, as a limited partner of the Partnership, shall be required to contribute any capital to the Partnership other than as provided in this Article III, except that if a Limited Partner has received the return, by Cash distribution or otherwise, of the whole or part of such Limited Partner's Capital Contribution, the Limited Partner will remain liable to the Partnership, to the extent provided under the Delaware Limited Partnership Law, for any sums (not in excess of the Capital Contribution so returned) necessary to discharge the Partnership's liabilities to all creditors who extended credit or whose claims arose before such return.

         3.4 No Third Party Beneficiaries. The contribution obligation of the Partners under this Article III is not intended to create any obligation to third party beneficiaries. No creditor may rely on that obligation unless the Partner against whom the obligation is asserted has expressly agreed in writing that the creditor may so rely on the contribution obligation.

                                   ARTICLE IV

                                  DISTRIBUTIONS

         Cash Available for Distribution, if any, shall be distributed at such times as the General Partner may determine, as follows: (i) five percent (5%) to the General Partner; and (ii) ninety-five percent (95%) to the Limited Partner.

                                    ARTICLE V

                  RIGHTS, POWERS AND DUTIES OF GENERAL PARTNER

         Subject to the powers of the Limited Partner expressly provided in this Agreement or as required by the Delaware Limited Partnership Law, the following provisions shall govern the General Partner's management of the Partnership's
Business:

         5.1 Management of Partnership Business. The General Partner shall be solely responsible for the management of the Partnership's Business with all rights and powers generally conferred by law or necessary, advisable or consistent to and with the accomplishment of the purposes of the Partnership or as otherwise determined by the General Partner, in its judgment, to be in the best interests of the Partnership. All decisions regarding management of the Partnership shall be made by the General Partner. The General Partner is expressly authorized to execute and deliver, on behalf of the Partnership, the Management Agreement, Assignment and Assumption Agreements and all other agreements, instruments, documents, promissory notes, mortgages, deeds of trust and loan or credit agreements, and any amendments or modifications thereto, and to act or vote on behalf of the Partnership where required.

         5.2 Rights and Powers of the General Partner. In addition to the rights and powers possessed by general partners under law, the General Partner shall have all specific rights and powers required for or appropriate, in its judgment, to the management of the Partnership's Business. Such rights and powers shall include, by way of illustration but not by way of limitation, the following rights and powers in furtherance of the Business of the Partnership:

                  (a) To borrow money for Partnership purposes from any entity, including a Partner, but in the case of any borrowing from one or more of the Partners, such borrowing will be at a rate no greater than market rates of interest otherwise available to the Partnership, and to mortgage or otherwise pledge any property and in connection with any such borrowing, mortgaging or encumbering, to grant to any secured party, as remedies upon default, acceleration of the indebtedness, appointment of a receiver and such other remedies as the secured party may require, provided that none of such remedies shall provide for or result in any recourse against any Limited Partner;

                  (b) To employ the services of agents, attorneys, brokers, managing agents, architects, contractors, subcontractors, accountants and others, including affiliates of the General Partner, on behalf of the Partnership, provided that such services are performed upon reasonable terms and conditions and the consideration to be paid therefor is reasonable (for such purposes, the terms and conditions under which services are performed, and the compensation to be paid therefor, shall be deemed reasonable if such terms, conditions and compensation are not less favorable than those obtainable from non-affiliated providers of similar services at the location where the services are performed);

                  (c) To pay, collect, compromise, arbitrate, resort to or defend legal action with respect to, or otherwise adjust, claims or demands of or against the Partnership;

                  (d) To consent to the modification, renewal or extension of any obligation of any entity to the Partnership or any agreement to which the Partnership is a party or of which it is a beneficiary or by which it is bound;

                  (e) To sell or exchange all or any part of the property, including sales or exchanges to a Partner or an affiliate of a Partner, or to purchase property (real or personal, tangible or intangible), including purchases from a Partner or an affiliate of a Partner; provided, however, that in the case of any sale, exchange or purchase from or to a Partner or an affiliate of a Partner other than as contemplated herein or the Contribution Agreement, such sale, exchange or purchase shall require the consent of the majority of the Limited Partners.

                  (f) To   execute,   acknowledge   and   deliver  any  and  all
instruments necessary to the foregoing.

         Each power specified above shall be exercised in good faith, to the extent and in the manner consistent with and necessary for the proper management of the Business of the Partnership, in the best judgment of the General Partner. Notwithstanding the foregoing, the General Partner may not, without the consent of the Limited Partner: (i) cause the Partnership to make loans to, or guarantee loans on behalf of, any third party (including Partners and their affiliates) other than in the ordinary course of the Partnership's Business; or (ii) enter into a material contract, transaction or agreement with a Partner or an affiliate of a Partner other than as provided in or contemplated by the Contribution Agreement. All such agreements between affiliates and such other contracts, transactions and agreements shall be fair and reasonable.

         5.3 Other Business Ventures. Any Partner and any officer, director or affiliate of a Partner may engage in or possess an interest in other business ventures of every nature and description, independently or with others, and neither the Partnership nor any of the Partners shall have any right by virtue of this Agreement in or to such independent ventures or to the income or profits derived therefrom. However, nothing contained in this Section 5.3 is intended to absolve the General Partner from any liability to the Partnership or the Limited Partner arising as a result of any breach by the General Partner of its fiduciary obligations as General Partner to the Partnership or to the Limited Partner, as limited partner of the Partnership.

         5.4 Liability  of   the   General  Partner  to   Limited  Partner   and
Partnership; Indemnification.

                  (a) The General Partner shall devote such time and attention to the Partnership as the General Partner deems reasonably necessary and advisable to manage the affairs of the Partnership to its best advantage. Except as otherwise specifically set forth herein, the General Partner (and its officers, directors and employees) shall not be liable to the Limited Partner because any taxing authority disallows or adjusts any deduction or credit in the income tax returns of the Partnership or the Limited Partner. In addition, the doing of any act or omission to do any act by the General Partner (and its officers, directors and employees) which may cause or result in loss or damage to the Partnership, if done in good faith and within the scope of authority conferred by this Agreement, shall not subject the General Partner (or its officers, directors and employees) to any liability to the Partnership or to the Limited Partner. The Partnership will indemnify and hold the General Partner (and its officers, directors and employees) harmless from any claim, loss, expense, liability, action or damage to it resulting from any such act or omission in the conduct of the Business of the Partnership in good faith and within the scope of the authority conferred by this Agreement, including, without limitation, reasonable costs and expenses of litigation and appeal
(including reasonable fees and expenses of attorneys engaged by the General Partner in the defense or prosecution of any action relating to such act or omission); but the General Partner (and its officers, directors and employees) shall not be entitled to be indemnified or held harmless from any claim, loss, expense, liability, action or damage due to or arising from the fraud, bad faith or gross negligence of the General Partner (or any of its officers, directors and employees).

                  (b)  In  addition  to  its   obligations   set  forth  in  the
immediately preceding paragraph, the Partnership will indemnify and hold the Limited Partner (and its respective officers, directors and employees) harmless against and in respect of any and all damages, losses, deficiencies, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) incurred or suffered by a Limited Partner resulting from, relating to or arising out of: (a) the MIC Transferred Assets or the manufacturer, distribution or sale by the Partnership of any Products resulting from such operation; (b) the failure by the Partnership to perform and be bound by any of the terms, covenants, conditions and restrictions relating to the MIC Transferred Assets accepted by the Partnership under the Assignment and Assumption Agreement; (c) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against a Limited Partner or any director, officer, employee, agent, representative or subcontractor of a Limited Partner, that relate to the MIC Transferred Assets or the Business of the Partnership, whether or not the event giving rise thereto occurred prior or subsequent to the occurrence of the MIC Transferred Assets or that relate to any claim asserted against a Limited Partner under any law or regulation, including, without limitation, laws and regulations relating to the environment; and (d) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, cost and other expenses (including, without limitation, reasonably legal fees and expenses) incident to any of the foregoing or to the enforcement of the Partnership's obligation to indemnify the Limited Partner set forth in this paragraph 5.4(b). The obligation of the Partnership to indemnify a Limited Partner hereunder is limited to such party in its capacity as a Limited Partner.

                                   ARTICLE VI

                     BOOKS, RECORDS AND REPORTS, ACCOUNTING,
                               TAX ELECTIONS, ETC.

         6.1 Books, Records and Reports.

                  (a) The General Partner shall keep proper and complete records and books of account in which all transactions and other matters relative to the Partnership's Business are entered. The Partnership's books and records shall be prepared in accordance with the method of accounting selected by the General Partner in its sole discretion utilizing generally accepted accounting principles, consistently applied. The Partnership shall also keep (i) a list or lists containing the full name and last known mailing address of each current and past Partner, (ii) a copy of the then effective Agreement and certificate of limited partnership and all amendments thereto and restatements thereof, together with executed copies of any powers of attorney pursuant to which any certificate has been executed, (iii) copies of the Partnership's federal, state and local income tax returns and reports, if any, for all years with respect to which the period for assessment of a deficiency has not expired, (iv) copies of any financial statements of the Partnership for the three most recent years, and
(v) such other records as required under the Delaware Limited Partnership Law. Such books and records shall be maintained at the office of the Partnership and shall be open for inspection and copying by the Partners or their duly authorized representatives for reasonable Partnership purposes, including the evaluation of their investment in the Partnership.

                  (b) The Partnership shall prepare quarterly and annual financial statements showing the income and expenses of the Partnership for the quarter or fiscal year and the balance sheets of the Partnership as of the end of such quarter or fiscal year and shall have the annual statements audited by the Partnership's certified public accountants. Each Partner shall be furnished such quarterly statements within forty-five days of the end of each fiscal quarter and the audited annual statements within one hundred twenty (120) days of the close of each fiscal year. Prior to execution by the General Partner, the Limited Partner shall be given a reasonable opportunity to review all federal and material state income tax informational returns of the Partnership and to consult with the General Partner with respect thereto. All additional Partnership information necessary in the preparation of the Limited Partner's federal income tax returns shall be furnished by the Partnership within one hundred twenty (120) days of the close of each fiscal year of the Partnership. Further, each Partner shall be furnished, within a reasonable time upon their availability, such monthly general financial statements as are normally prepared by the Partnership for management's internal use. The Partnership shall also furnish to any Partner, upon reasonable demand (i) true and full information regarding the state of the business and financial condition of the Partnership and (ii) promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each year, together with a reconciliation of capital account balances and changes thereto for each Partner.

         6.2 Bank Accounts. The Partnership shall maintain its bank accounts in such banking institutions as the General Partner determines, and withdrawals shall be made only in the regular course of Partnership Business on such signature or signatures as the General Partner determines.

         6.3 Accountants. The independent accountants for the Partnership will be selected by the General Partner, in its sole and absolute discretion. Such independent accountants shall review the federal and all material state income tax returns of the Partnership and shall audit and certify to all annual financial statements of the Partnership.

         6.4 Tax Elections.

                  (a) The Partners shall take all action on a timely basis required to effect a Partnership election pursuant to Treasury Regulation
Section   301.7701-3(c)  to  be  classified  as  an  association  taxable  as  a corporation.

                  (b) All elections required or permitted by the Partnership under the Code shall be made by the General Partner.

                  (c) The General Partner will not be responsible for initiating any change in accounting methods from the methods initially chosen. The General Partner shall not incur any liability for any election made by it in good faith.

                                   ARTICLE VII

                 WITHDRAWAL OR REMOVAL AND ADMISSION OF PARTNERS
                      AND TRANSFER OF PARTNERSHIP INTERESTS

         7.1 General Partner.

                  (a) The General Partner may not voluntarily withdraw from and may not assign all or any part of its interest in the Partnership without the consent of the majority of the Limited Partners.

                  (b) If a Dissolution Event occurs with respect to the General Partner and no general partner remains as a general partner of the Partnership to continue the Business of the Partnership, the General Partner or the General Partner's legal representatives shall promptly notify the Limited Partner and the Partnership shall wind up in accordance with Section 8.4, unless the consent of the majority of the Limited Partners to continue the Business of the Partnership is obtained. A Successor General Partner shall be appointed, if at all, by the consent of the majority of the Limited Partners obtained within ninety (90) days from the date of such Dissolution Event. The Successor General Partner shall have the right to acquire the General Partner's interest in the Partnership for an amount determined by the Partnership's accountants (at the expense of the Partnership and with the assistance of such professional appraisers or other counsel as are deemed necessary or desirable by such accountants) to represent the fair market value of such interest at the date upon which the Dissolution Event occurred; provided, however, that in the event there is a material change involving the Partnership's assets, liabilities, operations or Business during the period commencing on the date of the occurrence of the Dissolution Event and ending on the date the Successor General Partner is appointed, a request for a revaluation may be made by the Successor General Partner or any Limited Partner. The right of a Limited Partner or the Successor General Partner to request such revaluation shall be exercisable only within 90 days after the date of notice to the Limited Partner of the Dissolution Event. Such revaluation shall determine the fair market value of the General Partner's interest in the Partnership immediately following the event giving rise to the revaluation and shall be made by the Partnership's accountants within thirty (30) days of the date requested. The expenses of the revaluation, if any, shall be borne by the person requesting the revaluation. The Successor General Partner's acquisition of the General Partner's interest shall take place, if at all, within forty-five (45) days after the date upon which the valuation is made, or if later, the date on which the revaluation is made.

                  (c) The General Partner may be removed by any Limited Partner if, and only if, the General Partner is found by a court of competent jurisdiction to have willfully violated its fiduciary responsibilities as a General Partner of the Partnership. Upon such removal, the Limited Partner may designate a Successor General Partner in accordance with the procedure specified in Section 7.1(b), whereupon the Successor General Partner will become entitled to the removed General Partner's interest in the Partnership upon the Successor General Partner's payment to the removed General Partner of the fair market value of the General Partner's interest in the Partnership as determined in the manner provided under Section 7.1(b).

         7.2  Death,  Incompetence,  Dissolution  or  Withdrawal  of  a  Limited
Partner.

                  (a) Upon the death, legal incapacity, bankruptcy or insolvency of any individual Limited Partner (including an assignee who becomes a Limited Partner), such Limited Partner's legally authorized personal representative shall have all of the rights of a Limited Partner for the purpose of settling or managing such Limited Partner's estate and shall have such power as the deceased, incompetent, bankrupt or insolvent Limited Partner possessed to make an assignment of the interest of such Limited Partner in the Partnership in accordance with the terms of this Agreement.

                  (b) Upon the bankruptcy, insolvency, dissolution or other cessation to exist as an entity of any Limited Partner which is not an individual, the authorized representative of such entity shall have all the rights of a Limited Partner for the purpose of effecting the orderly winding up and disposition of the Business of such Limited Partner and such power as the Limited Partner possessed to make an assignment of its interest in the Partnership in accordance with the terms of this Agreement.

         7.3  Assignment of Interest of Limited Partner.

                  (a) General. The Limited Partner shall have the right, subject to the provisions of this Section 7.3, to sell or assign any and all of its Limited Partnership Interest in the Partnership, provided that: (i) such assignment is made by an instrument in form and substance satisfactory to counsel for the Partnership, including an expression of the assignee to become a Limited Partner, and such assignee's acceptance and adoption of the terms and conditions of this Agreement, as amended from time to time, and agreement to pay the expenses of such transfer incurred by the Partnership in connection with such admission, including, for example, the cost of preparing, filing and publishing any necessary amendment or amendments to the certificate of limited partnership, and (ii) at the request of the General Partner, the assignee delivers to the General Partner an opinion of counsel satisfactory to the General Partner and counsel to the Partnership to the effect that registration of the sale, assignment or other disposition is not required under the Securities Act or applicable state law or any rule or regulation promulgated thereunder.

                                  ARTICLE VIII

                     DISSOLUTION, LIQUIDATION AND WINDING UP

         8.1 Dissolution and Winding Up. Except as otherwise expressly provided in this Agreement, the Partnership shall be dissolved and wound up upon the occurrence of any of the following events:

(a) A Dissolution Event with respect to the last remaining General Partner, unless the Business of the Partnership is continued in accordance with Section 7.1;

(b) A sale or other disposition of all or substantially all of the Partnership's property;

(c) The distribution to the Partners of all Partnership property;

(d) The expiration of the term provided in Section 2.3;

(e) The written consent of the Partners;

(f) The entry of a decree of judicial dissolution by the circuit court of the county of the principal place of business or registered office of the Partnership; or

(g) as otherwise provided in the Delaware Limited Partnership Law.

         Dissolution shall be effective on the date of the event giving rise to the dissolution of the Partnership, but the Partnership shall not terminate until its property shall have been distributed in accordance with the provisions of Section 8.4. Neither the death, insanity, incompetency, bankruptcy, insolvency or similar event of dissolution or liquidation of a Limited Partner shall dissolve the Partnership.

         8.2 Liquidating Trustee.  Upon the occurrence of an event under Section
8.1 giving rise to the dissolution and winding up of the Partnership, the liquidating trustee (which will be the General Partner unless the General Partner is the subject of the Dissolution Event) will proceed diligently to wind up the affairs of the Partnership and distribute its assets in accordance with the provisions of Section 8.4. During the interim, the liquidating trustee will continue to exercise the rights and operate the Business of the Partnership consistently with the liquidation thereof, exercising in connection therewith all the power and authority of the General Partner under this Agreement. If the General Partner is not permitted to be the liquidating trustee, then a liquidating trustee shall be selected by the holders of more than fifty percent (50%) of the total Limited Partnership Interests.

         8.3  Accounting on  Dissolution.  Upon the occurrence of an event under
Section 8.1 giving rise to the dissolution and winding up of the Partnership, the liquidating trustee will cause the Partnership's accountants to make a complete accounting of the assets, liabilities and operations of the Partnership as of the last day of the month in which the dissolution occurs.

         8.4  Liquidation and Termination.  As expeditiously as possible:

                  (a) The liquidating trustee will pay all liabilities of the Partnership and establish Reserves, if the liquidating trustee deems Reserves to be necessary, for payment of future or contingent Partnership obligations.

                  (b) The liquidating trustee will distribute the balance of the proceeds of the liquidation among the Partners as follows: (i) five percent (5%) to the General Partner; and (ii) ninety-five percent (95%) to the Limited Partner.

                  (c) Unless agreed to in writing by all of the Partners, the Limited Partner shall have no right to demand and receive property other than Cash upon liquidation and the liquidating trustee, in any event, shall have the power to sell property for Cash in order to provide for payment of liabilities and establishment of Reserves. All salable property of the Partnership may be sold in connection with any liquidation at public or private sale, conducted in a commercially reasonable manner, at such price and upon such terms as the liquidating trustee, in its sole discretion, may deem advisable. Any Partner and any Entity in which any Partner is in any way interested may purchase property at such sale.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

         9.1 Representations, Warranties and Agreements of the Limited Partner. The Limited Partner represents, warrants, confirms and agrees with the other Partners as follows:

                  (a) Such Limited Partner has full right, power and authority to execute and deliver this Agreement and to perform each of such Limited Partner's obligations hereunder.

                  (b) This Agreement has been duly executed and delivered by or on behalf of such Limited Partner and constitutes the legal, valid and binding obligation of such Limited Partner in accordance with its terms.

                  (c) Such Limited Partner is not subject to any restriction or agreement which prohibits or would be violated by the execution and delivery of this Agreement or by the consummation of the transactions contemplated herein or pursuant to which the consent of any third person, firm or corporation is required in order to give effect to the transactions contemplated herein.

                  (d) Such Limited Partner (i) has such knowledge of business and financial affairs as is necessary to enable it to understand the nature of and the risks attendant to the investment contemplated herein and to understand the particular financial, legal and tax implications of the Business to be conducted by the Partnership; and (ii) has had access to any and all information concerning the Partnership which the Limited Partner and the Limited Partner's legal, tax and other advisors requested or considered necessary to make a proper evaluation of such an investment and has received such representations and warranties with respect thereto as deemed by such Limited Partner as necessary and appropriate in connection with such evaluation.

                  (e) Such Limited Partner understands that the Limited Partnership Interest being acquired has not been registered under the Securities Act of 1933, as amended, on the grounds that the investment in the Partnership is exempt from registration thereunder. Such Limited Partner further understands that the Limited Partnership Interest being acquired by it has not been registered under the securities laws of any other jurisdiction on the grounds that the investment in the Partnership is likewise exempt from registration. Such Limited Partner represents that its Limited Partnership Interest is being acquired for investment for such Limited Partner's own account, with no present intention of reselling or otherwise disposing of any portion of such investment and understands that the reliance of the Partners and the Partnership upon such exemptions is predicated upon the lack of such intention. Such Limited Partner in no event will sell, transfer or otherwise dispose of its Limited Partnership Interest or any portion thereof, unless and until such Limited Partner delivers to the Partnership advance notice of the intended sale, transfer or other disposition and, if requested by the General Partner, an opinion of counsel reasonably satisfactory to the General Partner and to counsel for the Partnership that registration is not required for such sale, transfer or other disposition under, and that any such sale, transfer or other disposition will not violate the Securities Act, or applicable state securities laws or any rule or regulation promulgated thereunder.

                  (f) Such Limited Partner further acknowledges the Limited Partner's understanding that no trading market for Limited Partnership Interests exists.

         9.2 Representations, Warranties and Agreements of the General Partner. The General Partner represents and warrants to and confirms and agrees with the other Partners that:

                  (a) The General Partner has full right, power and authority to execute and deliver this Agreement and to perform each of its obligations hereunder.

                  (b) The General Partner has taken all corporate action to duly execute and deliver this Agreement.

                  (c) This Agreement has been duly executed and delivered and is a duly and validly binding obligation of the General Partner in accordance with its terms.

                  (d) The General Partner is not subject to any restriction or agreement which prohibits or would be violated by the execution and delivery of this Agreement or the consummation of the transactions contemplated herein or pursuant to which the consent of any third person, firm or corporation is required in order to give effect to the transactions contemplated herein.

                  (e) The General Partner will not permit the Partnership to issue additional Limited Partnership Interests, except in connection with a permitted sale or other disposition by Limited Partner of all or any portion of its Limited Partnership interest.

                                    ARTICLE X

               APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT

         10.1 Appointment as Attorney-in-Fact. Each Limited Partner hereby irrevocably constitutes and appoints the General Partner its true and lawful attorney-in-fact (with full power and authority in said attorney to substitute another attorney in such attorney's place and to revoke such substitution) to execute, acknowledge, deliver, swear to, file and record at the appropriate public office such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including:

                  (a) This Agreement and any amendments to this Agreement required by the laws of the United States or any state;

                  (b)  All   certificates  of  limited   partnership  and  other
certificates or instruments (including counterparts of this Agreement) and amendments thereto, and any amendment of this Agreement, which the General Partner deems appropriate to qualify or continue the Partnership as a limited partnership in any jurisdiction in which the Partnership may conduct business or to correct an error in this Agreement or the certificate of limited partnership;

                  (c) All instruments, including amendments to the certificate of limited partnership and amendments to this Agreement, which the General Partner deems appropriate to reflect the admission of a Partner to or the withdrawal of a Partner from the Partnership in accordance with the terms of this Agreement; and

                  (d) All conveyances and other instruments which the General Partner deems appropriate to reflect the dissolution and termination of the Partnership.

         10.2 Continuing Effect. The appointment by the Limited Partners of the General Partner, as their attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action on behalf of the Partnership, and shall survive the bankruptcy, death or incompetence of any Partners hereby giving such power and the transfer or assignment of all or any part of the interest of such Partners; provided, that in the event of the transfer by a Limited Partner of all or any part of its interest, the foregoing power of attorney shall survive the delivery of the assignment by the Limited Partner of the whole or any portion of such Limited Partner's interest; except that where such assignee has been approved by the General Partner for admission to the Partnership as a Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instruments necessary to effect such substitution.

                                   ARTICLE XI

                                     GENERAL

         11.1 Notices. All communications, notices and consents provided for herein shall be in writing and be given in person or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (x) on delivery if given in person, (y) on the date of transmission if sent by telex, telecopy or other wire transmission, or (z) four business days after being deposited in the mails (addressed to the address set forth following the person's or Entity's name on the signature page hereto), with proper postage for first class registered or certified mail, prepaid.

         Partners  may change  their  addresses  for the purpose of this Section
11.1 by notice to the Partnership at its principal office in the manner provided in this Section.

         11.2 Further Assurances. The Partners agree to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents, and to take all such further action as may be required by law or deemed by the General Partner to be necessary in furtherance of the Partnership's purposes and the objectives and intentions underlying this Agreement and not inconsistent with the terms of this Agreement.

         11.3 Entire Agreement. This instrument incorporates the entire agreement among the parties hereto, regardless of anything to the contrary contained in any certificate of limited partnership or other instrument or notice purporting to summarize the terms of this Agreement, whether or not the same shall be recorded or published.

         11.4  Amendments.

                  (a)  To  the  extent   permitted  by  the   Delaware   Limited
Partnership Law, this Agreement and any certificate of limited partnership may be amended only upon the unanimous consent of the Partners.

                  (b) In addition to any amendment otherwise authorized herein, the General Partner may amend this Partnership Agreement from time to time without the consent of the Limited Partner:

                    (i) to reflect the addition or substitution of Limited Partner; or

                    (ii) to make all  filings as may be  necessary  or proper to provide that this Agreement shall constitute, for all purposes, an agreement of limited partnership under the terms of the laws of the State of Delaware as in effect from time to time.

         11.5 Gender and Number. Unless the context otherwise requires, when used in the Agreement, the singular includes the plural and vice versa, and the masculine includes the feminine and neuter and vice versa.
A person is deemed to include an individual or any other Entity.

         11.6 Benefit. This Agreement is binding upon and inures to the benefit of the parties to this Agreement, their heirs, legal representatives, successors and assigns.

         11.7 Captions. Captions are inserted for convenience only and shall not be given any legal effect.

         11.8 Execution. This Agreement may be executed in any number of counterparts, and each such counterpart will, for all purposes, be deemed an original instrument, but all such counterparts together will constitute but one and the same agreement.

         11.9 Governing Law and Severability. This Agreement shall be governed by the laws of the State of Delaware. If any provision hereof is determined to be invalid or unenforceable, it shall be modified or deleted, if necessary, from this Agreement in order to prevent this Agreement as a whole from being rendered invalid or unenforceable, and this Agreement shall be interpreted to give effect to the intention of the Partners ascertained from this Agreement as a whole, even if that requires taking the invalid or unenforceable provision into consideration in ascertaining such intention (but only for that purpose).

         IN WITNESS WHEREOF, this Agreement has been duly sworn to and executed as of the date first above written.

GENERAL PARTNER

Maverick Tube Corporation,
a Delaware corporation

By:      /s/  Pamela G. Boone
Title:   Assistant Secretary

400 Chesterfield Center
2nd Floor
Chesterfield, Missouri 63017
(314) 537-1314

LIMITED PARTNER

Maverick Investment Corporation,
a Delaware corporation


By:      /s/  Charles O. Struckhoff
Title:   Secretary

4950 North County Road 967
Blytheville, Arkansas 72315
(870) 763-6281